Premier Indemnity Holding Company

3001 North Rocky Point Drive, Suite 200

Tampa, Florida 33607

September 12, 2006
Remitted Via EDGAR & Federal Express

Ms. Mary K. Fraser

Division of Corporation Finance

U.S. Securities and Exchange Commission

100 F Street, N.E., Mail Stop 6010

Washington, D.C. 20549

RE:	Premier Indemnity Holding Company
File Number 333-132482;
Response to Your Letter of August 21, 2006

Dear Ms. Fraser:

On behalf of my client, Premier Indemnity Holding Company, allow me to express our appreciation for the kind assistance and helpful comments that we have received from you and all other members of the staff in connection with the Company’s Form SB-2 Registration Statement filed on August 16, 2006.

In that connection, the Company hereby submits this letter in response to your letter of August 21, 2006 with your comments as numbered below.

General

1. When you file your next pre-effective amendment, please identify it as pre-effective amendment no. 6. Each time you file your document it is considered to be a new amendment.

Response:	This has been done.

Prospectus Cover Page

2.            Please revise the “Total” column in the fee table to include the aggregate offering figures. It currently contains the per share figures.

Response: This has been done.

Description of Business – page 23

The Company – page 23

Continuing Challenges of Hurricanes – page 25

3.            We note the information you added to page 25 in response to comment 2 in our last letter, but it does not address all of the issues we raised. We still do not understand how a rating from Demotech “will [meet] your needs,: how you will use the rating, why you consider it to be a substitute for a rating from A.M. Best, or why an investor should consider it to be equivalent to such a rating. Please revise the disclosure to explain what makes such a rating equivalent to one from A.M. Best. Also explain how you will use this rating.

Demotech, which provides financial analysis and actuarial services to insurance companies, does not appear to be an independent evaluation services such as A.M. Best or Standard & Poors. Also it is not clear what objectiocves the ratings are intended to serve. Information on the Demoterch website states that acceptance of the ratings of “A or better leveled the playing field for regional insurance companies while simultaneously assisting insurance agents, reinsurers and insurance carriers through the elimination of reinsurance ensdorsements and cut-through endorsements.” Please tell what this means what rating you anticipate receiving how it will affect your business and what information it will convey to either an investor, or a customer of your company.

Response: We revised and expanded the disclosures regarding our plans to seek a rating from Demotech. Also, I enclose with the copy of this letter sent to you via Federal Express, a copy of an August 30, 2006 letter sent to me from Joseph J. Petrelli, President of Demotech. Mr. Petrelli also extends an invitation to you to call him directly at 614-761-8602 should you have any further questions about Demotech or the information provided in and attached to his letter (see the attachment to his letter). In addition, the new disclosures are as follows and appear on pages 25-26:

We also plan to seek a Financial Stability Rating ® from Demotech, Inc., a financial analysis and actuarial services company that has served the property and casualty insurance industry since 1985. Any such Financial Stability Rating ® that we may receive from Demotech is not considered and should not be considered as an evaluation of our common stock or the merits or suitability of making any investment in our company.

These ratings are used primarily by the insurance and reinsurance industry and by banks and other lenders who participate in the residential mortgage industry and the secondary market for mortgages. In general, lenders typically require, as a condition to a residential mortgage loan, that the borrower obtain and maintain sufficient property and casualty insurance coverage with such coverage issued by an insurance company that has received a rating of "A" or better.

Unlike A.M. Best, a prominent independent insurance rating service, Demotech is not independent of the insurance industry since it provides both rating and actuarial services. Demotech is also not recognized as a National Recognized Statistical Rating Organization (NRSO)and we have no basis to believe that it will become an NRSO in the near future. As a result, any rating from Demotech may not provide us with the institutional recognition and acceptance that a rating issued by an NRSO rating service such as A.M. Best would likely provide.

As we plan to offer homeowner’s insurance products in Florida, we believe our primary need is to have a rating that is acceptable to mortgage lenders and to the secondary mortgage marketplace, such as the Federal National Mortgage association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the United Stated Department of Housing and Urban Development (HUD). Fanny Mae (in 1989), Freddie Mac (in 1990) and HUD (in 1994) have all formally reviewed Demotech’s rating procedures and accept the ratings provided by Demotech. In 1996, Demotech, at the request of the Florida Office of Insurance Regulation and in response to the to the homeowner’s insurance crisis that resulted from Hurricane Andrew, developed a rating procedure for assisting newly capitalized, financially stable insurance companies in Florida to be acceptable to mortgage lenders and the secondary mortgage marketplace. This new process was done in lieu of Demotech’s normal rating process that requires the review of five year’s historical financial performance. We believe that mortgage lenders in Florida and the secondary mortgage marketplace will accept the Financial Stability Ratings ® provided by Demotech.

In addition, based on ratings given by Demotech to new residential property and casualty insurance companies formed in Florida in 2006, such as Edison Insurance Company and Northern Capital Insurance Company (each of whom have similar financial structures as we anticipate for our company), we anticipate that we may be successful in obtaining a rating of “A” (exceptional). Such a rating is currently acceptable to the mortgage marketplace. A rating from Demotech will likely be based primarily on Demotech’s evaluation of our business plan, our pro forma financial projections, the historical data base showing the extent of property and casualty losses in the geographic areas that we plan to serve, the extent of the reinsurance that we are able to obtain, and other factors. This is generally the same information that we plan to submit to the Florida Office of Insurance Regulation in applying for the Certificate of Authority.

In addition, based on ratings given by Demotech to new insurance companies in Florida formed in 2006, such as Edison Insurance Company and Northern Capital Insurance Company (each of whom have similar financial structures as we anticipate for our company), we anticipate that we may be successful in obtaining a rating of “A” (exceptional). Such a rating is currently acceptable to the mortgage marketplace.

We believe that these timeframes are reasonable on the basis of our review of the experiences of other start-up Florida-based residential property and casualty insurance companies and the inquiries and responses we received from Demotech in preparing our business plan. However, we cannot assure you that our efforts to obtain a final rating will be achieved or, if they are achieved that they can be achieved within these timeframes.

If we obtain such an “A” rating, we will use it in marketing our insurance policies to our planned insureds, to insurance agents, and to residential mortgage lenders. If we gain this rating, this will allow residential mortgage lenders to accept our insurance policies in meeting their loan underwriting requirements (and those required in the residential loan secondary market). As a result, our planned insurance products may be able to compete more effectively with those offered by other residential property and casualty insurance companies who possess the same or similar ratings from other residential property and casualty insurance companies.

If we achieve the minimum offering of $8,500,000 and commence operations, we will not likely meet the criteria to obtain a favorable rating from A.M. Best. We estimate that it may take at least three to five years of operations before we may be able to obtain a favorable rating from A.M. Best. Until then, we believe that if we obtain an acceptable rating from Demotech, Inc., it will serve our needs. If we do not obtain an acceptable rating from Demotech within the timeframes described above, our ability to effectively market our planned insurance products would likely be adversely effected with the result that our anticipated insurance policy premium revenues would likely be significantly lower which could result in lower margins and cash flow.

4. Please explain how you can obtain a rating from Demotech in less time than you can obtain one from A.M. Best. Information on the Demotech website indicates that five years of statutory annual statements are required for it to prepare a rating.

Response: We anticipate it will take four to six weeks to obtain a rating from Demotech. We base this on the experience of three new Florida-based residential property and casualty companies, that have similar capital structures that we intend to have for Premier Indemnity, and from discussions with personnel from Demotech. Each of these companies has received an A (Exceptional) rating from Demotech.  Two of the companies were newly established in 2006 and the other was formed at the end of 2004. The three companies are : Coral Insurance Company, Edison Insurance Company (new in 2006) and Northern Capital Insurance Company (new in 2006). To get the ratings on each of these companies: go to www.demotech.com click on Ratings, type in the name of the company in the box.

See the revised disclosure on page 26, 4th paragraph.

Balance Sheet as of June 30, 2006 (Unaudited), page F-2

5.            We acknowledge your response to comment 4 of our letter dated August 8, 2006 and reissue our comment. Please revise your balance a sheet to correctly reflect the par value of your common stock as o $0.0001/share, as indicated on page 45. Please also revise your December 31, 2005 balance sheet accordingly.

Response: Both revisions have been made.

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On behalf of the Company, allow me to express our continued appreciation for your kind assistance. If you have any questions or further comments, please contact the Company through our legal counsel, William M. Aul (TEL: 619-497-2555 and FAX: 619-542-0555).

Thank you.

Sincerely,

/s/ Stephen L. Rohde
Stephen L. Rohde
President

SLR: mds

cc: file

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